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                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                  ___________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report:  July 3, 2001

                       (Date of earliest event reported)



                             TFC ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       0-22910                  54-1306895
(State or Other Jurisdiction          (Commission             (IRS Employer of
Incorporation)                        File Number)           Identification No.)

5425 Robin Hood Road, Suite 101B
Norfolk, Virginia                                                   23513
(Address of Principal Executive Offices)                          (Zip Code)


              Registrant's telephone number, including area code:
                                 (757) 858-1400
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Item 5.    Other Events

      In July 2001, The Finance Company, a wholly-owned subsidiary of the Company, entered into employment agreements with Ronald Tray, Delma Ambrose and Richard Lieberman. In July, 2001, First Community Finance, Inc. ("First Community"), a wholly-owned subsidiary of the Company, entered into an employment agreement with G. Kent Brooks. These agreements provide for their continued employment upon a change of control of the Company.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

         Exhibit No.   Description


          10.1 Change of Control Agreement with Ronald G. Tray, dated July 3, 2001.

          10.2 Change of Control Agreement with G. Kent Brooks, dated July 3, 2001.

          10.3  Change of Control Agreement with Delma Ambrose, dated July 3,
                2001.

          10.4 Change of Control Agreement with Rick Lieberman, dated July 3, 2001.
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SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TFC ENTERPRISES, INC.



Dated:  February 6, 2002             By:   /s/ Robert S. Raley, Jr.
                                          --------------------------------------
                                          Robert S. Raley, Jr.
                                          Chairman and Chief Executive Officer

INDEX TO EXHIBITS

No.     Description

10.1    Change of Control Agreement with Ronald G. Tray, dated July 3, 2001.

10.2    Change of Control Agreement with G. Kent Brooks, dated July 3, 2001.

10.3    Change of Control Agreement with Delma Ambrose, dated July 3, 2001.

10.4    Change of Control Agreement with Rick Lieberman, dated July 3, 2001.